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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)   April 22, 1997

                                    COAST BANCORP
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                (Exact name of registrant as specified in its charter)

         California                   001-12253                 77-0401327
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  (State or other jurisdiction    (Commission File Number)   (IRS Employer
      of Incorporation)                                      Identification No.)

                   740 Front Street, Santa Cruz, California  95060
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                       (Address of principal executive offices)

          Registrant's telephone number, including area code  (408) 458-4501
                                                             ------------------

                                    Not applicable
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            (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS
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    In a Press Release dated April 22, 1997, Coast Bancorp (the "Company")
announced earnings for the first quarter ended March 31, 1997 of $1,166,000 or $0.52 per share as compared to $1,019,000 or $0.45 per share in 1996. Total assets at March 31, 1997 were $239,058,000.

    On April 23, 1997, the Company also announced a cash dividend of 11 1/2 cents per share to be paid to shareholders of record as of May 8, 1997 payable on May 28, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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(c)   99.1  Press Release date April 22, 1997
      99.2  Press Release date April 23, 1997


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COAST BANCORP

Dated April 25, 1997                   /s/ Bruce H. Kendall
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                                       Bruce H. Kendall, Senior Vice President
                                       and Chief Financial Officer